Supplement dated January 29, 2019
to the Prospectus, Summary Prospectus and Statement of Additional Information (SAI) of the following fund (the
Fund):
Fund	Document Dated
Columbia Funds Series Trust I
Columbia Greater China Fund	Prospectus, Summary Prospectus and SAI: 1/1/2019
Jasmine (Weili) Huang, portfolio manager of the Fund, is on a medical leave of absence from Columbia Management Investment Advisers, LLC, and a timetable for her return is not set. Effective immediately, Dara White is named as the Fund's co-portfolio manager and the following changes are hereby made to the Fund's documents:
Effective immediately, the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Co-manager	January 2019
Jasmine (Weili) Huang*, CFA, CPA (U.S. and China), CFM	Senior Portfolio Manager	Co-manager	2005
* Ms. Huang is on a medical leave of absence, a timetable for her return is not set.
 Effective immediately, the portfolio manager information under the caption “Primary Service Providers - Portfolio Manager” in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dara White, CFA	Senior Portfolio Manager	Co-manager	January 2019
Jasmine (Weili) Huang*, CFA, CPA (U.S. and China), CFM	Senior Portfolio Manager	Co-manager	2005
* Ms. Huang is on a medical leave of absence, a timetable for her return is not set.
Mr. White joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. White began his investment career in 1998 and earned a B.S. in Finance and a B.S. in Marketing from Boston College.
Ms. Huang joined one of the Columbia Management legacy firms or acquired business lines in 2003. Ms. Huang began her investment career in 1995 and earned a B.A. from Shenzhen University and an M.B.A. from Willamette University.
Shareholders should retain this Supplement for future reference.
SUP158_08_001_(01/19)